FIRST AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Loan and Security Agreement (this “First Amendment”), effective as of April 20, 2008, is entered into by and among AUXILIO, INC., a Nevada corporation (“Company”), CAMBRIA INVESTMENT FUND, L.P., a California limited partnership (“CIF” or the “Holder”) and the other holders listed on the signature page hereto (together, the “Holders”).  Capitalized terms used in this First Amendment without definitions shall have the meanings set forth in the Amended and Restated Loan and Security Agreement dated as of July 1, 2007 (the “Loan Agreement”) by and among the Company, CIF and the other Holders.

RECITALS

A.           Under the terms of the Loan Agreement, the Holders loaned the Company the Original Principal in the amount of $745,000, and such Original Principal has a maturity date of May 1, 2008; and

B.           The parties now wish to amend and modify the Loan Agreement to extend the Original Principal Maturity Date thereunder, as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto do hereby agree as follows:

1.           The Company and each Holder hereby agree that the definition of “Original Principal Maturity Date” set forth in Section 1(a) of the Loan Agreement shall be amended to be July 1, 2008.

2.           The Company agrees and acknowledges that, subject to the first lien held by Laurus Master Fund, LTD, all security interests and liens granted to the Holders in the Loan Agreement are valid, in existence, attached and duly perfected and not subject to dispute or direct or indirect challenge or attack.

3.           Other than as amended by this First Amendment, all of the terms and conditions of the Loan Agreement shall remain in full force and effect and the parties hereby reaffirm and ratify the Loan Agreement, as amended by this First Amendment.   All references in the Loan Agreement to “this Agreement”, “herein”, “hereunder”, “hereby” and words of similar meaning shall mean the Loan Agreement as amended by this First Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year set forth above.

COMPANY:

AUXILIO, INC.
a Nevada corporation

By: ________________________________
      Name:   Paul Anthony
      Title:  Chief Financial Officer

HOLDERS:

CAMBRIA INVESTMENT FUND, L.P.
a California limited partnership

By:  CAMBRIA INVESTMENT ADVISORS,      LLC
a California limited liability company,
its general partner

By: _____________________________
Eric W. Richardson
President

__________________________________
Donald Danks

_________________________________
Robert Burgess

__________________________________
James Burgess

___________________________________
Andy Evans

__________________________________
Zav Liebling

__________________________________
Jerry Broadway

_________________________________
Arthur Kaufman

__________________________________
Joseph Abrakjian

___________________________________
Julius Frank, as Trustee of the Dr. Julius Frank Trust dated 8/6/2003

__________________________________
Jerome Pleet, as Trustee of the Jerome Pleet MD and Selma J. Pleet Living Trust UAD 9/7/05

_________________________________
Levent Guven

__________________________________
S. Bruce Senor